Exhibit 10.2

ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

For and in consideration of the sum of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, Wyatt Petroleum, LLC (formerly Nautilus Energy, LLC) and Wyatt Permian, LLC (formally Nemo Fund I, LLC) (collectively herein “Assignor”) whose address is 24 Greenway Plaza, Suite 600, Houston, Texas 77046, does hereby SELL, TRANSFER, AND ASSIGN unto AMAZING ENERGY, LLC, whose address is 5700 W. Plano Parkway, Suite 3600, Plano, TX 75093 (“Assignee”), effective as of January 1, 2019 (the “Effective Date”), at 7:01 a.m., Central Time (the “Effective Time”), subject to the terms and conditions herein and as set forth in the Purchase and Sale Agreement between the parties, all of Assignors right, title and interest in and to all of the following assets, properties, leasehold, wells, facilities, equipment, agreements being referred to herein and located in Lea County, New Mexico, (collectively the “Assets”):

(a)              Subject to any conveyance of overriding royalty interest of record in Lea County, NM, as of the Effective Time and the terms hereof, all of Assignor’s right, title and interest in the oil, gas and/or other minerals leases and leasehold estates acquired by Seller in any Assignment of Oil and Gas Leases, Assignment and Bill of Sale, Exploration Agreements, Stipulation of Interest and Cross-Conveyance agreements or other documents assigning leasehold interest, wells and/or well bores, or oil and gas interest, said assignments being recorded in Lea County, NM and attached thereto a list of leases and lands assigned in such assignment or other document, such assignments to Assignor are described in Exhibit “A” attached hereto for all purposes, located in the West Sawyer Field in Lea County, New Mexico, including all extensions, renewals, top leases, ratifications, or amendments thereof and all working interest leasehold interest operating rights, carried interest or other rights granted to Assignor (collectively the “Lands”) together with all the property and rights incident thereto, including all rights in any pooled, unitized or commoditized acreage by virtue of the Lands be a part thereof, all production from the Lands, from and after the Effective Time, and any pool or unit to the extent allocated to any such Lands and all interest in any wells located on the Lands or in any pool or unit and attributable to the Lands, but subject to all assignments of any overriding royalty interest or other interest of record in Lea County, NM, if any; and

(b)              All of Assignor’s right title and interest in producing, nonproducing, shut-in and abandoned oil and gas wells, wellbores, the casing and tubing therein and all downhole and wellhead equipment, and all leasehold equipment, structures and other equipment, facilities and personal property situated on the Leases and all of the interest owned by Assignor in and to all personal property, improvements, lease and well equipment, appurtenances, pipelines (owned by Assignor as of the Effective Time) pumps, facilities, separators, tanks and other fixtures (the “Facilities”) located on attributable to or used in connection with the Assets located on the Lands (hereinafter referred to as the “Wells”) all such wells as described in Exhibit “A-l”. Attached hereto for all purposes is group of pictures and spread sheet that evidence and reflect the facilities and equipment at each well site and tank battery site and being a part of the Assets, collectively marked as Exhibit “B1” and “B2”; and

(c)               To the extent assignable, all contracts and contractual rights and interest covering or affecting any or all of the interest described or referred to above, including, without limitation, all farm-out and farm-in agreements, area of mutual interest agreements, operating agreements, production sales and purchase contracts, saltwater disposal agreements, surface use agreements or leases, division and transfer orders, licenses and other contracts or agreements covering or affecting any or all of the interest described or referred to above (hereinafter referred to as the “Contracts”), as shown in Exhibit “C” attached hereto; and

(d)              To the extent assignable, all easements, rights-of-way, surface use agreements or leases, fee estates, licenses, authorizations, permits, waivers and similar rights and interest applicable to, or used or useful in connection with, any or all of the interest described in Subparagraphs (a) and (b) above (collectively the “Other Real Property”); and

(e)               All oil, condensate, natural gas, natural gas liquids, if any, or other gases and other minerals produced on or before January 31, 2019, shall be retained and shall remain the property of Assignor. All oil, condensate, natural gas, natural gas liquids, if any or other gases and other minerals produced on or after February 1, 2019, attributable to all or any part of the Assets, if being agreed that Assignee receives all revenues from production of oil and gas produced on or after February 1, 2019. Assignor shall have all tanks measured on January 31, 2019, with the report of volumes to be delivered to both parties and both Assignor and Assignee agree that the resulting record of the volumes shall be binding on both parties; and

(f)              All well, legal and title files concerning the Leases, Wells, Equipment, Contracts or other Real Property owned by or subject to the possession or control of Assignor (collectively the “Files”); and

(g)               The right to operate the Leases (insofar as the Leases cover the Lands) and Wells.

(h)                Assignee of rights in the Leases: (1) is deemed to have accepted liability for the non-performance of any express or implied Lease obligations accruing prior to the date of Assignment; and (2) is liable for the proper performance of express and implied lease obligations from and after the date of Assignment. Liability for the non-performance of lease obligations will be in addition to the liability of Assignee. .

(i)               Assignee assumes, and agrees to comply with, from and after the date of this assignment, the express and implied covenants created by the oil and gas leases. From and after the date of this assignment, Assignee agrees to indemnify Assignor against any liability, claim, demand, damage, or cost, including litigation costs and attorney fees, associated with the oil and gas leases and the interest assigned to Assignee.

TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment and Bill of Sale.

THIS ASSIGNMENT IS MADE WITHOUT ANY EXPRESS, IMPLIED, OR STATUTORY WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE OR ANY PURPOSE, SAFETY, FREEDOM FROM DEFECTS OR COMPLIANCE WITH REGULATORY AND ENVIRONMENTAL REQUIREMENTS OR ANY OF THE LANDS, LEASES, WELLS, FACILITIES, PIPELINES, FLOWLINES OR EQUIPMENT ASSIGNED HEREBY. ASSIGNOR DOES NOT IN ANY WAY REPRESENT OR WARRANT THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR. ASSIGNEE IS ACQUIRING THE ASSETS IN AN “AS IS, WHERE IS” AND “WITH ALL FAULTS” CONDITION, AND SHALL ASSUME ALL RISKS AND LIABILITIES THAT THE ASSETS MAY CONTAIN HAZARDOUS MATERIALS OR OTHER WASTE, TOXIC, HAZARDOUS, EXTREMELY HAZARDOUS, OR OTHER MATERIALS OR SUBSTANCES, OR OTHER ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF UNKNOWN ABANDONED OIL AND GAS WELLS, WATER WELLS, SUMPS, PITS, PIPELINES, OR OTHER WASTE OR SPILL SITES. ASSIGNOR AND ASSIGNEE AGREE THAT TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE OPERATIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS PARAGRAPH ARE “CONSPICUOUS.”

Any amounts and/or debts which are due and owing to Seller/Assignor (Wyatt Petroleum, LLC and/or Wyatt Permian, LLC) prior to the Effective Date of this Agreement whether, now known or unknown, by co-working interest owners, joint operators, nonparticipating working interest owners, or any party who owes monies or debt to Seller/Assignor with respect to any of the properties and/or operations of the properties assigned under this Agreement, whether known or not known on the Effective Date, shall remain owed to Seller and are not assigned by this Agreement. Additionally, any rights or causes of action that are held by Seller with respect to any of the properties and/or operations of the properties conveyed under this Agreement, whether now known or unknown, remain with Seller and are not intended to be assigned by this Agreement. Any amounts and/or debts which are due and owing by Seller/Assignor (Wyatt Petroleum, LLC and/or Wyatt Permian, LLC) prior to the Effective Date of this Agreement, whether now known or unknown (with the exception of any liability or costs associated with plugging any of the wells that are being transferred by Assignor to Assignee pursuant to this Agreement), shall remain owed by Seller and are not assigned by this Agreement. Assignee shall be responsible for the payment of all costs and expenses incurred subsequent to December 31, 2018.

To the extent permitted by law, Assignee shall be subrogated to Assignor’s rights in and to representations, warranties, and covenants given with respect to the Contracts, Agreements, Assets, Leases and Wells. Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, a proportionate part of the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets. Assignee hereby agrees to accept the Assets, equipment, Wells, facilities, contracts and other Real Property assigned herein, and that Assignee accepts the same “AS IS, WHERE IS” and “WITH ALL FAULTS”. Effective as of the Effective Date and to the extent of the Assets, Assignee agrees to assume all responsibility for and obligations with respect to the Wells, the casing and all other equipment, and all other personal property and fixtures used on or in connection therewith arising before, on or after the Effective Time. ASSIGNEE EXPRESSLY ASSUMES ANY AND ALL LIABILITY AND RESPONSIBILITIES FOR ALL PLUGGING OBLIGATIONS REGARDING THE WELLS ARISING BEFORE, ON, OR AFTER THE EFFECTIVE TIME. ASSIGNOR KNOWS OF NO EXISTING OR ASSERTED REGULATORY ACTIONS OR CLAIMS RELATING TO ANY ENVIRONMENTAL VIOLATION OR UNCORRECTED RELEASES, THEREFORE, AS OF THE EFFECTIVE TIME, ASSIGNEE ASSUMES ALL RESPONSIBILITY AND LIABILITIES FOR ANY ENVIRONMENTAL CLAIMS OR REMEDIATION REQUIREMENTS ARISING BEFORE, ON, OR AFTER FROM THE OPERATIONS OF THE ASSETS.

SUBJECT TO THE OTHER PROVISIONS HEREIN, ASSIGNEE SHALL PROTECT, DEFEND, INDEMNIFY AND SAVE ASSIGNOR AND ASSIGNOR’S EMPLOYEES, AGENTS, REPRESENTATIVES, AND ANY OTHER PARTY CONTRACTING WITH ASSIGNORS, AND THEIR RESPECTIVE EMPLOYEES OR SUBCONTRACTORS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, SUITS, LIABILITIES, DAMAGES, AWARDS AND JUDGMENTS OF WHATSOEVER NATURE (AND ALL REASONABLE ATTORNEY’S FEES AND COSTS OF LITIGATION OR SETTLEMENT INCURRED IN CONNECTION WITH THE SAME) ARISING IN FAVOR OF ANY PARTY (INCLUDING ASSIGNEE, ITS EMPLOYEES, AND ANY OTHER PARTY WHOMSOEVER) FOR OR ON ACCOUNT OF PERSONAL INJURY, DEATH OR LOSS OF OR DAMAGE TO PROPERTY OR OTHER INTERESTS OF ANY KIND OR CHARACTER, ARISING IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, FROM ASSIGNEE’S USE OR OPERATIONS OF THE ASSETS, WELLS AND FACILITIES AND ACTIVITIES HEREUNDER; PROVIDED, HOWEVER, THE FOREGOING INDEMNITY SHALL NOT BE CONSTRUED TO INDEMNIFY ASSIGNOR TO THE EXTENT THAT ANY SUCH PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO PROPERTY, OR OTHER INTERESTS OF ANY KIND OR CHARACTER, SERVING AS THE BASIS OF SUCH CLAIMS, DEMANDS, CAUSES OF ACTION OR JUDGMENTS OF WHATSOEVER NATURE HAVE BEEN CAUSED BY, OR RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ASSIGNOR OR ASSIGNOR’S EMPLOYEES, AGENTS, REPRESENTATIVES, AND INVITEES FROM WHICH ASSIGNOR SHALL PROTECT, DEFEND, INDEMNIFY AND SAVE HARMLESS ASSIGNEE AND ASSIGNEES OFFICERS, DIRECTORS, AND EMPLOYEES (INCLUDING ALL REASONABLE ATTORNEY’S FEES AND COSTS OF LITIGATION OR SETTLEMENT INCURRED IN CONNECTION WITH SAME). ASSIGNEE SHALL ALSO INDEMNIFY AND SAVE ASSIGNOR HARMLESS FROM AND AGAINST ANY AND ALL LIENS, CLAIMS AND ENCUMBRANCES AGAINST ASSIGNOR’S PROPERTY (AND FROM AND AGAINST THE PAYMENT OR SATISFACTION OF SAME) ARISING DIRECTLY OR INDIRECTLY FROM, OR INCIDENT, TO THE AGREEMENT OR OPERATIONS FROM AND AFTER THE EFFECTIVE TIME.

ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR STATUTORY OR IN ANY MANNER AS TO THE TITLE TO THE ASSETS, INCLUDING WITHOUT LIMITATION, THE LANDS, VALIDITY OF LEASES, WELLS, EQUIPMENT OR FACILITIES AND EXPRESSLY DISCLAIMS THE SAME

Assignee shall bear and pay any real property transfer taxes, if any and any recording fees associated with the transfer of the Assets to Assignee.

This Assignment and Bill of Sale shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the respective parties hereto.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, this Assignment and Bill of Sale is executed as of the date of the Parties acknowledgements below, but is effective for all purposes as of the Effective Time.

ASSIGNOR	ASSIGNEE

Wyatt Petroleum, LLC and Wyatt Permian, LLC	Amazing Energy, LLC

By: Billy C. Wells	By: Willard G. McAndrew III
Title: Member of Management	Title: President
Committee

STATE OF TEXAS §
COUNTY OF HARRIS §

The foregoing instrument was acknowledged before me on this 28th day of January, 2019, by Billy C. Wells, as the duly authorized representative of Wyatt Petroleum, LLC and Wyatt Permian, LLC, Texas limited liability companies, on behalf of such companies.

Notary Public My Commission Expires: 6/9/2020
STATE OF TEXAS §
COUNTY OF HARRIS §

The foregoing instrument was acknowledged before me on this 23rd day of January, 2019, by Willard G. McAndrew III as the duly authorized representative of Amazing Energy, LLC, a Texas limited liability company, on behalf of such company.

Notary Public for the State of Texas My Commission Expires: 5/24/20

Exhibit A

Wyatt Permian Active State Leases (from NM SLO Data Portal)
Lea County, NM

Lease Number	Status	Mineral Type	TWSP/RG	Section	Description	Gross Acres
VO-9751-0002	Active	State	9S 37E	32		80.0
VO-9725-0002	Active	State	10S 36E	12		320.0
VO-9732-0002	Active	State	10S 36E	12		320.0
VO-9648-0002	Active	State	10S 36E	13	NW/4	160.0
VO-9909-0001	Active	State	10S 36E	25	SW/4	160.0
VO-9901-0001	Active	State	10S 36E	27	S/2	320.0
VO-9910-0001	Active	State	10S 36E	36		320.0
VO-9938-0001	Active	State	10S 36E	36		320.0
VO-9902-0001	Active	State	10S 37E	1		320.1
VO-9939-0001	Active	Slate	10S 37E	1		320.0
VO-9911-0001	Active	State	10S 37E	2		320.2
VO-9940-0001	Active	State	10S 37E	2		320.2
VO-9726-0002	Active	Slate	10S 37E	3		320.0
VO-9733-0002	Active	State	10S 37E	3		320.0
VO-9903-0001	Active	State	10S 37E	4		320.1
VO-9912-0001	Active	State	10S 37E	4		80.0
VB-2614-0001	Active	State	10S 37E	4		80.5
VO-9727-0002	Active	State	10S 37E	6		317.2
VO-9734-0002	Active	State	10S 37E	6		320.2
LO-6540-0003	Active	State	10S 37E	7		160.0
VO-9649-0002	Active	State	10S 37E	7		159.2
VB-2608-0001	Active	State	10S 37E	8		80.0
VB-2615-0001	Active	State	10S 37E	8		80.5
VO-9913-0001	Active	State	10S 37E	9		80.0
VO-9767-0002	Active	State	10S 37E	10		160.0
VO-9904-0001	Active	State	10S 37E	17		320.1
VO-9914-0001	Active	State	10S 37E	17		160.0
LO-6428-0003	Active	State	10S 37E	18		479.3
VO-9915-0001	Active	State	10S 37E	19		159.9
VO-9942-0001	Active	State	10S 37E	30		320.0
VO-9916-0001	Active	State	10S 37E	30		319.8
VO-9906-0001	Active	State	11S 37E	1		73.4
VO-9835-0002	Active	Slate	11S 37E	5		390.5

33 active leases

EXHIBIT A-1

Wyatt Petroleum Well Data
Lea County, NM

Area		Well Identification				Well		Depth	Lateral
County	Pool	API Number	Well	Lease	Operator*	Class	Reservoir	MD	Length (mi.)
LEA	CROSSROADS EAST	30025426700000	1H	MAXWELL	WYATT PERMIAN	OIL	SAN ANDRES	9,607	1.0
LEA	CROSSROADS EAST	30025427260100	4H	WILLIAM STATE	WYATT PERMIAN	OIL	SAN ANDRES	9,490	0.9
LEA	CROSSROADS EAST	30025434980000	103H	LARRY SAN ANDRES UNIT 18	WYATT PERMIAN	OIL	SAN ANDRES	9,950	1.0
LEA	DICKENSON (sic)	30025434990000	104H	MOE SAN ANDRES UNIT 35	WYATT PERMIAN	AT-TD	SAN ANDRES	9,873	1.0
LEA	DICKINSON	30025248090000	1	SANTAFE	WYATT PERMIAN	OIL	SAN ANDRES	10,800
LEA	DICKINSON	30025256690000	4	SANTA FE	WYATT PERMIAN	OIL	SAN ANDRES	5,000
LEA	DICKINSON	30025252410000	2	SANTA FE	WYATT PERMIAN	SWD	SAN ANDRES	5,085
LEA	CROSSROADS EAST	30025275110000	1	STATE	WYATT PERMIAN	OIL	SAN ANDRES	5,100
LEA	CROSSROADS	30025347650000	1	BOBBY FEE	WYATT PERMIAN	SWD	DEVONIAN	12,288
LEA	CROSSROADS SE	30025342360000	1	LEWIS FEE	WYATT PERMIAN	SWD	DEVONIAN	12,505

n=10 wells

Exhibit B1

Inventory of Field Equipment and Facilities
Lea County, NM

Well Identification
Section	well	Lease	Description:
7	1	STATE	Pumpjack (Morgan 160) w/20 HP electric motor, chemical drums, (2) 210 BBL steel oil tanks, (2) 210 BBL fiberglass water tank, 4’ x 20’ gun barrel, water transfer pump, circulating pump

12	004H	WILLIAMS STATE
Pumpjack (Lufkin IRO Marc 640) w/electric motor, (2) 500 BBL fiberglass water tanks, (2) 500 BBL steel oil tanks, 12’ x 20’ gun barrel, fluid to gas separator: water transfer pump, oil circulating pump, chemical drum, meter run with Scada; large frac water pit, (7) 8” rods and (2) 1 1/4” fiberglass rods on site

24	001H	MAXWELL
This location also serves as a central saltwater gathering facility; Pumpjack (Lufkin 640 Marc) w/60 or 75 HP electric motor, (2) 500 BBL steel oil tanks, (3) 500 BBL water tanks, (1) 750 BBL steel gun barrel; water transfer pump, oil circulating pump, fluid to gas separator; chemical drums, there are 8 1/4” fiberglass rods and stubs on location; dual transformers are fenced with pipe

31	1	LEWIS FEE	Normal wellhead for injector; wellhead fenced with steel pipe

25	1	BOBBY FEE	Normal wellhead for injector; wellhead fenced with steel pipe

18	103H	LARRY SA UNIT
Pumpjack (Lufkin 640 Marc) w/75 HP electric motor, (2) 500 BBL water tanks, (2) 500 BBL steel oil tanks, 10’ x 20’ gun barrel, water transfer pump, circulating pump, chemical drums, 11 3/4” rod stubs are on site; dual transformers are fenced with pipe

35	104H	MOE SA UNIT	Pumpjack (640 Abscot) w/50HP electric motor, dual transformers are fenced with pipe

35	1	SANTA FE	American pumpjack w/electric motor, chemical drum, additional steel and fiberglass pipe on location;

35	4	SANTA FE	Pump jack w/electric motor, chemical drum

35	FACILITY	MOE/SANTA FE
Central tank battery for the Santa Fe 1 and 4 and the Moe 104H wells; Santa Fe = (2) 4’ x 20’ gun barrels, (2) 500 BBL fiberglass water tanks (1 for SF-1, 1 for SF-4 and Moe), (4) 500 BBL steel oil tanks (1 for SF-1, 1 for SF-4, and 2 for Moe), SWD disposal pump (SF-2); Moe = (1) 10’ x 20’ gun barrel, heater treater, meter run with scada, circulating pump, water transfer pump, water disposal pump

35	2	SANTA FE	This the SWD well for Santa Fe 1 and 4; there is no surface equipment or facilities on site

3	103H	CURLY SA UNIT	large caliche pad with concrete cellar, approx. 1.5 mi. of location road already built

Exhibit B2

Inventory of Field Equipment and Facilities
Lea County, NM
State 7-1 pumpjack and tank battery

Williams 12-004H pumpjack and tank battery

Maxwell 24-001H pumpjack and tank battery

Bobby Fee 25-1 and Lewis Fee 31-1 surface locations

Larry 18 103H tank battery and pumpjack

Moe 35 104H pumpjack and transformers

Santa Fe 35-1 and 35-4 pumpjacks; Santa Fe and Moe tank battery

Santa Fe 35-2 wellhead and Curly location w/cellar

Exhibit C

West Sawyer Contracts and Agreements
Lea County, NM

Entities		Type of Agreement	lands Covered		Date
Party 1	Party 2		Township and Range	Section	Effective
Tamaroa, Petroven, Golden	Nemo Fund 1, Nautilus Energy, LLC	Exploration Agreement (Stipulation of Interest & Cross-Conveyance)	9S 37E, 10S 36E & 37E, 11S 36 & 37E	various	8/5/2014
Devon	Nemo Fund I, Tamaroa, Petroven, Golden	Exploration Agreement (Stipulation of Interest & Cross-Conveyance)	9S 37E, 10S 36E & 37E, 11S 36 & 37E	various	8/1/2015
Devon	Nemo Fund I, Tamaroa, Petroven, Golden	Exploration Agreement (Joint Venture)	9S 37E, 10S 36E & 37E, 11S 36 & 37E	various	8/1/2015
Devon, Tamaroa, Petroven, Golden	Nemo Fund I	Joint Operating Agreement (Willioms State 12-004H)	10S 36E	12	8/1/2015
Devon, Tamaroa, Petroven, Golden	Nemo Fund I	Joint Operating Agreement (Maxwell 24-001H)	10S 36E	24	1/4/2016
Devon, Tamaroa, Petroven, Golden	Nemo Fund I	Joint Operating Agreement (Moe 35 104H)	10S 36E	35	12/1/2016
Devon, Tamaroa, Petroven, Golden	Nemo Fund I	Joint Operating Agreement (Larry 18 103H)	10S 37E	18	12/1/2016
Williams Ranch	Nemo Fund I	Surface Use Agreement, SWD Addendum (Williams State 12-004H)	10S 36E	12	8/18/2015
Slash Z Land and Cattle	Nemo Fund I	Surface Use Agreement	10S 36E, 10S 37E	various	1/1/2016
Harton Ranch	Nemo Fund I	Surface Use Agreement	10S 37E	3, 4, 5	12/21/2016